UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2006

Weststar Financial Services Corporation
(Exact name of Registrant as specified in its charter)

North Carolina	000-30515	56-2181423
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		number)

79 Woofin Place, Asheville, NC 28801-2426=
(Address of principal executive offices)

Registrant’s telephone number, including area code (828) 252-1735

Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)       Not applicable.

(b)       Not applicable.

(c)
At the annual meeting on April 18, 2006, Weststar Financial Services Corporation’s (the “Company”) Board of Directors appointed David Wilcox as Chairman of the Board. The Company’s position of Chairman is rotated every three years. The previous Chairman, W. Edward Anderson, maintains the status of director after rotating off the Chairman position. Mr. Wilcox has served as Vice Chairman and Director for the Company since its inception in 2000 and its wholly-owned subsidiary, The Bank of Asheville, since inception in 1997. Mr. Wilcox’s principal occupation is financial consultant for Hilliard Lyons, Inc. Mr. Wilcox has also served as President of Reservation Management Services since 1990. In addition, Mr. Wilcox served as Vice President of Wilcox Travel Agency, Inc. from 1984 - 2004. Mr. Wilcox does not serve as a director for any other reporting companies. No family relationships exist between David Wilcox and other directors or executive officers. Mr. Wilcox and the Company do not have any proposed material transactions or prior material transactions over the past two years.

Stephen L. Pignatiello was elected as Vice Chairman at the Company’s annual meeting on April 18, 2006. The Company’s position of Vice Chairman is rotated every three years. Mr. Pignatiello has served as a Director for the Company since its inception in 2000 and its wholly owned-subsidiary, The Bank of Asheville, since its inception in 1997. Mr. Pignatiello is the founder and President of P. Comms International, LLC. Mr. Pignatiello does not serve as a director for any other reporting companies. No family relationships exist between Mr. Pignatiello and other directors or executive officers. No proposed material transactions or transactions over the past 2 years exist between Mr. Pignatiello and the Company.

(d)   Not applicable.

Item 9.01     Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)       Not applicable.

(d)       Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 20, 2006

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTSTAR FINANCIAL SERVICES CORPORATION

By:	/s/Randall C. Hall
Randall C. Hall
Executive Vice President and Secretary

Dated: April 20, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 20, 2006